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                                                                     Exhibit a-2


                           HERITABLE FINANCE LIMITED

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                                           JUNE 30,
                                                                                             1996
                                                            DECEMBER 31,   DECEMBER 31,   -----------
                                                                1994           1995
                                                            ------------   ------------   (UNAUDITED)
ASSETS
  Cash....................................................    $     58       $     47      $   1,381
  Accrued interest receivable.............................       1,583          1,699          1,790
  Unamortized fees........................................       2,982          3,962          1,078
  Accounts receivable.....................................         799            379            521
  Mortgage servicing rights...............................          --             --         30,479
  Mortgage loans held for investment, net.................     159,806        172,702         39,501
  Furniture, equipment and vehicles, net..................         524            588            626
  Other assets............................................       2,142          2,125            163
                                                              --------       --------       --------
          Total assets....................................    $167,894       $181,502      $  75,539
                                                              ========       ========       ========
LIABILITIES
  Bank overdraft..........................................    $     --       $     --      $      --
  Accounts payable and other liabilities..................       1,588          1,678          3,773
  Income taxes payable....................................       1,095          2,127         14,249
  Due to The Heritable and General Investment Bank
     Limited..............................................     163,037        171,028             --
  Due to City Mortgage Corporation........................          --             --         26,718
  Negative goodwill.......................................       2,116          1,882          1,773
                                                              --------       --------       --------
          Total liabilities...............................     167,836        176,715         46,513
                                                              --------       --------       --------
STOCKHOLDERS' EQUITY
  Common stock 1,000 L1.00 par value "A" ordinary shares
     authorized, issued and outstanding in 1994, 1995 and
     1996.................................................           2              2              2
  Common Stock, 9,000 L1.00 par value "B" ordinary shares
     authorized, issued and outstanding in 1994, 1995 and
     1996.................................................          14             14             14
  Foreign currency translation adjustment.................          86              7            390
  Retained earnings(deficit)..............................         (44)         4,764         28,620
                                                              --------       --------       --------
  Total stockholders' equity..............................          58          4,787         29,026
                                                              --------       --------       --------
          Total liabilities and stockholders' equity......    $167,894       $181,502      $  75,539
                                                              ========       ========       ========
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          See accompanying notes to consolidated financial statements

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